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                                                                  Exhibit 10.118

                               AMENDMENT NO. 1 TO

                            WARRANTS FOR THE PURCHASE

                                       OF

                              SERIES A COMMON STOCK
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                               AMENDMENT NO. 1 TO
               WARRANTS FOR THE PURCHASE OF SERIES A COMMON STOCK

            Amendment No. 1 to the Warrants for the Purchase of Series A Common Stock, dated as of October 29. 1999, by IMPAC Group, Inc. (the "Company"), a Delaware corporation.

                                   WITNESSETH:

            WHEREAS, the Company, a Delaware corporation, BT Capital Investors, L.P. ("BTI"), and Phoenix Home Life Mutual Insurance Company ("Phoenix" and together with BTI, each a "Purchaser," and collectively the "Purchasers") have entered into a Securities Purchase Agreement, dated as of January 11, 1999 (the "Purchase Agreement"); and

            WHEREAS, pursuant to the Purchase Agreement, the Company issued (i) to BTI a warrant to purchase 4,174.998 shares of Series A Common Stock of the Company (the "BTI Warrant") and (ii) to Phoenix a warrant to purchase 2,765.332 shares of Series A Common Stock (the "Phoenix Warrant" and, together with the BTI Warrant, the "Warrants"); and

            WHEREAS, pursuant to Section 14 of the Warrants, the Company is authorized to amend the Warrants without the approval of BTI and/or Phoenix in order to correct any provision contained therein which may be defective or inconsistent with any other provision therein; provided that any such amendment does not in any way adversely affect the interest of BTI and/or Phoenix; and

            WHEREAS, the following amendement does not in any way adversely affect the interest of BTI and/or Phoenix.

            NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Warrant as follows:

                                   ARTICLE 1.

                                   AMENDMENTS

            Section 8 of the Warrant shall be deleted in its entirety and replaced with the following:


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            "(a) No Holder may offer to sell, assign, transfer or otherwise dispose of ("Transfer") any Warrant or Warrant Share except in transactions exempt from registration under the Securities Act or in a sale registered under the Securities Act. In connection with any proposed Transfer pursuant to such an exemption, the Company may request an opinion of the Holder's counsel that such Transfer is not in violation of the registration requirements of the Securities Act or other applicable law; provided, however, that no such opinion will be required for any Transfer to an Affiliate of the Purchaser making such Transfer, if such Affiliate is an "accredited investor" as defined in Rule 501 under the Securities Act of 1933, as amended. For the purposes of this Section 8, "Affiliate" shall have the meaning set forth in the Stockholders Agreement.

            (b) Each certificate representing the Warrant Shares shall bear a legend in or substantially in the following form:

            "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO TRANSFER, SALE OR OTHER DISPOSITION OF THESE SHARES MAY BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO THESE SHARES OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT." "

                                   ARTICLE 2.

                               GENERAL PROVISIONS

            Section 2.1. This Amendment No. 1, together with each Warrant, constitutes such Warrant in its entirety and supersedes all prior Warrants. Each Warrant, as amended by this Amendment No. 1, is hereby ratified and confirmed in all respects and shall continue in full force and effect.

            Section 2.2. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Warrants.


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            IN WITNESS WHEREOF, the Company has duly executed this Amendment No.
1 as of the date first written above.

                                    IMPAC GROUP, INC.


                                    By: /s/ David C. Underwood
                                        -----------------------------------
                                        Name: David C. Underwood
                                        Title: Chief Financial Officer